UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2024

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Meeting Street	Suite 600
North Bethesda	Maryland	20852
(Address of principal executive officer)		(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Item 7.01	Regulation FD Disclosure.

On March 5, 2024, Choice Hotels International, Inc. (“Choice”) issued a press release providing an update about the offer by WH Acquisition Corporation, a wholly owned subsidiary of Choice, to exchange each issued and outstanding share of common stock of Wyndham Hotels & Resorts, Inc. for per-share consideration of $49.50 in cash and 0.324 shares of common stock of Choice, subject to the election and proration procedures and, if any, the additional consideration, in each case, as described in the offer to exchange and in the related letter of election and transmittal. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section. The foregoing description is qualified in its entirety by reference to the text of such press release and is incorporated herein by reference and constitutes part of this report.

Forward-looking Statements

Information set forth herein includes “forward-looking statements.” Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which in turn are based on information currently available to management. Such statements include, but are not limited to, the ultimate outcome of any possible transaction between Choice and Wyndham (including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described); uncertainties as to whether Wyndham will cooperate with Choice regarding the proposed transaction; Choice’s ability to consummate the proposed transaction with Wyndham; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Choice’s ability to finance the proposed transaction with Wyndham; Choice’s indebtedness, including the substantial indebtedness Choice expects to incur in connection with the proposed transaction with Wyndham and the need to generate sufficient cash flows to service and repay such debt; the possibility that Choice may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Wyndham’s operations with those of Choice, including the Choice rewards program; the possibility that Choice may be unable to achieve the benefits of the proposed transaction for its franchisees, associates, investors and guests within the expected timeframes or at all, including that such integration may be more difficult, time-consuming or costly than expected; that operating costs and business disruption (without limitation, difficulties in maintaining relationships with associates, guests or franchisees) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and that the retention of certain key employees may be difficult. Such statements may relate to projections of Choice’s revenue, expenses, EBITDA, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, RevPAR, and Choice’s liquidity, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions, including access to liquidity and capital; the ability to realize the anticipated long-term benefits and synergies of the acquisition of Radisson Hotels Americas to the extent anticipated; changes in consumer demand and confidence, including consumer discretionary spending and the demand for travel, transient and group business; the timing and amount of future dividends and share repurchases; future domestic or global outbreaks of epidemics, pandemics (including COVID-19) or contagious diseases or fear of such outbreaks, and the related impact on the global hospitality industry, particularly but not exclusively the U.S. travel market; changes in law and regulation applicable to the travel, lodging or franchising industries, including with respect to the status of the company’s relationship with employees of our franchisees; foreign currency fluctuations; impairments or declines in the value of the company’s assets; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; cyber security and data breach risks; climate change and sustainability related concerns; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations; labor shortages; the outcome of litigation; our ability to effectively manage our indebtedness and secure our indebtedness, including additional indebtedness incurred as a result of the acquisition of Radisson Hotels Americas; and developments with respect to the proposed acquisition of Wyndham. These and other risk factors that may affect Choice’s or Wyndham’s operations are discussed in detail in the applicable company’s filings with the U.S. Securities and Exchange Commission, including the applicable company’s Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

This communication relates to a proposal that Choice has made for a business combination transaction with Wyndham, the exchange offer which Choice, through WH Acquisition Corp., its wholly owned subsidiary, has made to Wyndham stockholders and the nomination of nominees for Wyndham’s 2024 Annual Meeting of Stockholders (the “Wyndham 2024 Annual Meeting”). The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer documents) and a registration statement on Form S-4, each initially filed by Choice on December 12, 2023 and subsequently amended. These materials, as may be further amended from time to time, contain important information, including the terms and conditions of the exchange offer. On February 14, 2024, Choice filed a preliminary proxy statement (the “Choice Meeting Proxy”) with the United States Securities and Exchange Commission (the “SEC”) relating to a special meeting of Choice stockholders seeking approval of the issuance of Choice shares in combination with Wyndham. On February 27, 2024, Choice filed a preliminary proxy statement (the “Wyndham Annual Meeting Proxy Statement”) and accompanying preliminary BLUE proxy card with the SEC with respect to the Wyndham 2024 Annual Meeting. In furtherance of its proposal for a business combination transaction with Wyndham, and subject to future developments, Choice (and, if applicable, Wyndham) may file additional registration statements, proxy statements, tender or exchange offers or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer document, prospectus or other document Choice and/or Wyndham have filed or may file with the SEC in connection with the proposed transaction.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS OF CHOICE AND WYNDHAM ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS (INCLUDING THE CHOICE MEETING PROXY, THE FORM S-4, OFFER TO EXCHANGE, THE LETTER OF ELECTION AND TRANSMITTAL AND OTHER RELATED OFFER DOCUMENTS) AND/OR OTHER DOCUMENTS FILED WITH THE SEC INCLUDING ANY AMENDMENTS TO PREVIOUSLY FILED DOCUMENTS CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) or prospectus(es) (if and when available), including the Wyndham Annual Meeting Proxy Statement and the Choice Meeting Proxy, will be mailed to shareholders of Choice and/or Wyndham, as applicable. Investors and security holders may also obtain free copies of these documents (if and when available), including the Wyndham Annual Meeting Proxy Statement and the Choice Meeting Proxy, and other documents filed with the SEC by Choice through the web site maintained by the SEC at www.sec.gov, and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Choice, its executive officers and directors, WH Acquisition Corporation, which is the wholly owned subsidiary of Choice formed to facilitate the exchange offer (“Purchaser”) and, with respect to the Wyndham Annual Meeting Proxy, the candidates nominated by Choice for election at the Wyndham 2024 Annual Meeting (the “Choice Nominees”), may be deemed to be participants in the solicitation of proxies. You can find information about Choice and its executive officers and directors in the Annual Report on Form 10-K for the year ended December 31, 2023 filed by Choice with the SEC on February 20, 2024 and the definitive Proxy Statement on Schedule 14A filed by Choice with the SEC on April 18, 2023. You can find information about Purchaser and further information about Choice and its executive officers and directors in the registration statement on Form S-4 filed by Choice on December 12, 2023 (including any amendments thereto) and the Choice Meeting Proxy. Information about the Choice Nominees is available at www.createvaluewithchoice.com and is included in the Wyndham Annual Meeting Proxy Statement. Additional information regarding the interests of such potential participants will be included in additional registration statements, proxy statements, tender or exchange offer documents or other documents filed with the SEC. These documents (if and when available) may be obtained free of charge from the SEC’s website at www.sec.gov and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 5, 2024, issued by Choice Hotels International, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2024	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs